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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 14, 2002

                        Commission File Number 0-25428

                           MEADOW VALLEY CORPORATION
            (Exact name of registrant as specified in its charter)

             Nevada                                     88-0328443
 (State or other jurisdiction of         (I.R.S. Employer Identification Number)
 incorporation or organization)

4411 South 40th Street, Suite D-11, Phoenix, AZ                 85040
    (Address of principal executive offices)                  (Zip Code)

                                (602) 437-5400
             (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

     On February 14, 2002, Meadow Valley Corporation entered into a nonbinding letter of intent to sell its Ready Mix, Inc. subsidiary to RMI Enterprises, LLC. Please refer to the attached press release, as well as the attached letter of intent, for further detail on the proposed sale and other related matters.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.
               10.159  Letter of Intent with RMI Enterprises, LLC
               99.3 Press release by Meadow Valley Corporation to sell its Ready Mix Subsidiary

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act as of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEADOW VALLEY CORPORATION
                                                 (Registrant)

                                   /s/ Bradley E. Larson
                                   ---------------------------------------
                                   Bradley E. Larson
                                   President and Chief Executive Officer

Dated: February 19, 2002